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                                                                   EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                                   AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                                   SARBANES -
                                OXLEY ACT OF 2002

         In connection with the Annual Report of American Oriental Bioengineering, Inc. (the "Company"), on Form 10-KSB/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission ("SEC") on the date hereof (the "Report"), each of the undersigned of the Company, certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement has been provided to the Company and will be retained by the Company and will be furnished to the SEC or its staff upon request.



/s/ Shujun Liu
--------------------------------------------
Name: Shujun Liu
Title:  Chairman and Chief Executive Officer

May 5, 2005




This Certification of Chief Executive Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as provided by applicable rules of the Securities Exchange Commission.